UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event reported): June 30, 2006
ELECTRIC CITY CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Audited Financial Statements of Parke P.A.N.D.A Corporation
Unaudited Financial Statements of Parke P.A.N.D.A. Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations

Item 2.01. Completion of Acquisition or Disposition of Assets.
On July 6, 2006, Electric City Corp. filed a Current Report on Form 8-K reporting, among other things, that on June 30, 2006 it completed the acquisition of Parke P.A.N.D.A. Corporation (“Parke”). As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.
The description of the acquisition of Parke contained in this Item 2.01 is qualified in its entirety by reference to the full text of 1) the Agreement and Plan of Merger dated as of May 19, 2006, by and among Electric City Corp., Parke Acquisition, LLC, a wholly-owned subsidiary of Electric City (“Merger Subsidiary”), Parke and Daniel Parke, which was filed as Exhibit 10.1 to the Form 8-K filed with the SEC on May 22, 2006 and 2) the Joinder and Amendment To Agreement and Plan of Merger dated as of June 27, 2006 by and among the Company, Merger Subsidiary, Parke, Daniel Parke and Daniel W. Parke and Michelle A. Parke as Trustees under The Parke Family Trust (the “Joinder”), which was filed as Exhibit 10.1 to the original Form 8-K filed with the SEC on July 6, 2006, which are both incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of businesses acquired.
Audited financial statements of Parke P.A.N.D.A. Corporation for the years ended December 31, 2005 and 2004, including the notes thereto.
Unaudited financial statements of Parke P.A.N.D.A. Corporation for the six months ended June 30, 2006 and 2005, including the notes thereto.
     (b) Pro forma financial information.
Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the six months ended June 30, 2006, and the year ended December 31, 2005.
     (c) Not applicable
     (d) Exhibits

10.1*	Agreement and Plan of Merger dated as of April 29, 2005

10.2*	Joinder and Amendment to Agreement and Plan of Merger dated as of June 27, 2006

23.1*	Consent of BDO Seidman, LLP

99.1	Audited financial statements of Parke P.A.N.D.A. Corporation for the years ended December 31, 2005 and 2004.

99.2	Unaudited financial statements of Parke P.A.N.D.A. Corporation for the six months ended June 30, 2006 and 2005.

99.3	Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the six months ended June 30, 2006, and the year ended December 31, 2005.

Notes to unaudited pro forma condensed combined financial statements.

*	Filed previously

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated:	August 22, 2006	By:	/s/ Jeffrey R. Mistarz
	Jeffrey R. Mistarz		Chief Financial Officer & Treasurer
(principal financial and accounting officer)
INDEX TO EXHIBITS

Exhibit
Number	Description
10.1 *	Agreement and Plan of Merger dated as of April 29, 2005

10.2 *	Joinder and Amendment to Agreement and Plan of Merger dated as of June 27, 2006

23.1 *	Consent of BDO Seidman, LLP

99.1	Audited financial statements of Parke P.A.N.D.A. Corporation for the years ended December 31, 2005 and 2004.

99.2	Unaudited financial statements of Parke P.A.N.D.A. Corporation for the six months ended June 30, 2006 and 2005.

99.3	Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the six months ended June 30, 2006, and the year ended December 31, 2005.

Notes to unaudited pro forma condensed combined financial statements.

*	Filed previously